Exhibit 10.1



                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") entered into as of this _____ day of October, 2001 by and between NEXGEN VISION, INC., a corporation organized under the laws of Delaware (the "Company") and Gary T. Lafferty (the "Employee").

     WHEREAS, in its business, the Company has acquired and developed certain trade secrets, including but not limited to proprietary processes, sales methods and techniques, and other like confidential business and technical information including but not limited to technical information, design systems, methods of manufacturing and refurbishing optical equipment, pricing methods, pricing rates or discounts, process, procedure, formula, design of computer software or improvement of any portion or phase thereof, whether patented or not, that is of any value whatsoever to the Company, as well as certain unpatented information relating to the Company's Services, as defined, information concerning proposed new Services, market feasibility studies, proposed or existing marketing techniques or plans (whether developed or produced by the Company or by any other entity for the Company), other Confidential Information, as defined by
Section 8, and information about the Company's employees, consultants, officers, and directors, which necessarily will be communicated to the Employee by reason of his employment by the Company; and

     WHEREAS, the Company has strong and legitimate business interests in preserving and protecting its investment in the Employee, its trade secrets and Confidential Information, and its substantial relationships with suppliers, and Customers, as defined, actual and prospective; and

                  (Company) _____ Page 1 of 21 (Employee)_____

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     WHEREAS,  the  Company  desires  to  preserve  and  protect  its legitimate business interests further by restricting competitive activities of the Employee during the term of employment and following (for a reasonable time) termination of employment; and

     WHEREAS, the Company desires to employ the Employee and to ensure the continued availability to the Company of the Employee's services, and the Employee is willing to accept such employment and render such services, all upon and subject to the terms and conditions contained in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, and intending to be legally bound, the Company and the Employee agree as follows:

     1.  REPRESENTATIONS  AND  WARRANTIES.  The  Employee  hereby represents and
         --------------------------------
warrants to the Company that he (i) is not subject to any written nonsolicitation or noncompetition agreement affecting his employment with the Company (other than any prior agreement with the Company or any affiliate), (ii) is not subject to any written confidentiality or nonuse/nondisclosure agreement affecting his employment with the Company (other than any prior agreement with the Company or any affiliate), and (iii) has brought to the Company no trade secrets, confidential business information, documents, or other personal property of a prior employer.

                  (Company) _____ Page 2 of 21 (Employee)_____

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     2.  TERM  OF  EMPLOYMENT.
         ---------------------

          (a)  Term.  The  Company hereby employs the Employee, and the Employee
               -----
hereby accepts employment with the Company for a period commencing on the date of this Agreement and ending three years from the date of this Agreement (the "Term"), automatically renewable for additional one-year terms unless either party gives the other at least 30 days written notice.

          (b)  Continuing Effect. Notwithstanding any termination of employment,
               ------------------
at the end of the term or otherwise, the provisions of Sections 7 and 8 shall remain in full force and effect and the provisions of Section 8 shall be binding upon the legal representatives, successors and assigns of the Employee.


     3.  DUTIES.

          (a)  General  Duties.  The  Employee  shall  serve  as Chairman of the
               ----------------
Company, with duties and responsibilities that are customary for such position. The Employee shall report to the board of directors. The Employee shall use his best efforts to perform his duties and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully.

          (b)  Devotion  of  Time.  The  Employee  shall devote all of his time,
               -------------------
attention  and  energies  during  normal business hours (exclusive of periods of

                  (Company) _____ Page 3 of 21 (Employee)_____ sickness and disability and of such normal holiday and vacation periods as have been established by the Company) to the affairs of the Company. The Employee shall not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the board of directors of the Company. Notwithstanding the above, the Employee shall be permitted to devote a limited amount of his time without compensation, to professional, charitable or similar organizations.

          (c) Location of Office. The Employee's principal business office shall
              -------------------
be at the Company's offices in Cumming, GA, as it may change from time to time. However, the Employee's job responsibilities shall include all business travel necessary to the performance of his job.

          (d)  Adherence  to  Inside  Information  Policies.  The  Employee
              ---------------------------------------------
acknowledges that the Company intends in the future to become publicly-held whether directly or through an affiliate, successor, subsidiary, an acquisition or a merger, and as a result, shall implement inside information policies designed to preclude its employees and those of its subsidiaries from violating the federal securities laws by trading on material, non-public information or passing such information on to others in breach of any duty owed to the Company, or any third party. The Employee shall promptly execute any agreements generally distributed by the Company or any successor thereto, to its employees requiring such employees to abide by it's inside information policies.

                  (Company) _____ Page 4 of 21 (Employee)_____

     4.   COMPENSATION  AND  EXPENSES.
          ----------------------------

          (a) Salary. For the services of the Employee to be rendered under this
              -------
Agreement, the Company shall pay the Employee an annual salary of One Hundred Eighty Thousand Dollars and 00/100 Dollars ($180,000.00) during the Term, payable in accordance with the Company's normal payroll practices.

          (b)  Expenses.  In  addition  to any compensation received pursuant to
               ---------
Section 4(a) the Company shall reimburse or advance funds to the Employee for all reasonable travel, entertainment and miscellaneous expenses incurred in connection with the performance of his duties under this Agreement, provided that the Employee properly provides a written accounting of such expenses to the Company in accordance with the Company's practices. Such reimbursement or advances shall be made in accordance with policies and procedures of the Company in effect from time to time relating to reimbursement of or advances to Employees.

     5.   BENEFITS.
          ---------

          (a)  Vacation  and  Sick  Days. The Employee shall be entitled to four
               --------------------------
weeks of vacation without loss of compensation or other benefits to which he is entitled under this Agreement, to be taken at such times as the Employee may select and the affairs of the Company may permit. The Employee shall also be entitled to five paid sick days per calendar year.

          (b) Employee Benefit Programs. The Employee is entitled to participate
              --------------------------
in  any pension, 401(k), insurance or other employee benefit plan that is or may


                  (Company) _____ Page 5 of 21 (Employee)_____ be maintained in the future by the Company for its employees, including programs of life and medical insurance and reimbursement of membership fees in professional organizations.

          (c)  Insurance.  The  Company  shall pay the premiums on the Company's
               ----------
medical insurance policy covering Employee and Employee's dependants, if any such Company policy exists. If such a policy does not exist, the Company will implement one. In the absence of a policy, the Company shall pay premiums when due for medical insurance selected by the Employee in his discretion covering the Employee and the Employee's dependents until a Company policy exists.

          (d) Automobile. The Company shall pay the Employee an automobile allowance of (i) $750.00 per month, and (ii) the cost of insurance for such automobile.

     6.   TERMINATION.
          ------------

          (a)  General  Provisions.  The  Company  may  terminate the Employee's
               --------------------
employment for Cause (as defined below) pursuant to the terms of this Agreement at any time upon the giving of notice. On or before the termination of his employment or prior to receiving any final compensation or expenses due him, the Employee shall (i) return to the Company's principal executive offices, (ii) participate in an exit interview, and (iii) execute a Certificate of Conclusion of Employment, certifying that he has complied with his obligations and acknowledging his continuing obligations under this Agreement.

                  (Company) _____ Page 6 of 21 (Employee)_____

          (b)  Termination  for  Cause. The Company may terminate the Employee's
               -----------------------
employment pursuant to the terms of this Agreement at any time for Cause (as defined below) by giving written notice of termination. For purposes of this
Section 6(b), "cause" shall mean: (i) the Employee is convicted of a felony which is related to the Employee's employment or the business of the Company;
(ii) the Employee, in carrying out his duties hereunder, has been found in a civil action to have committed gross negligence or intentional misconduct resulting, in either case, in material harm to the Company; or (iii) the Employee has been found in a civil action to have materially breached any provision of Section 6 or Section 7 and to have caused material harm to the Company. The term "found in a civil action" shall not apply until all appeals permissible under the applicable rules of procedure or statutes have been determined and no further appeals are permissible.

          (c)  Death  or  Disability.  Except  as  otherwise  provided  in  this
               ---------------------
Agreement, it shall automatically terminate without act by any party upon the death, or disability of the Employee. For purposes of this Section 6(c), "disability" shall mean that for a period of 45 consecutive days or 90 aggregate days in any 12-month period, the Employee is incapable of substantially fulfilling the duties set forth in Section 3 because of physical, mental or emotional incapacity resulting from injury, sickness or disease. In the event of death of the Employee, the Employee's estate shall receive any unpaid, earned compensation due the Employee and this Agreement shall terminate.

                  (Company) _____ Page 7 of 21 (Employee)_____

          (d)  Company  Shares  of  the  Employee.  If the Employee shall own or
               ----------------------------------
have a beneficial interest in shares of the Company's common stock at the time of termination, then the Company shall undertake the following action:

               (i) If the Company's stock is not publicly traded, then within 60 days after any termination hereunder, the Company shall repurchase any shares which the Employee shall own or in which he has a beneficial interest. The price to be paid by the Company for such shares of common stock shall be determined by an independent accounting firm reasonably acceptable to both parties, which has offices in Miami-Dade, Broward or Palm Beach Counties, State of Florida, and has the requisite experience in determining the fair value of common shares of stock of privately-held companies.

               (ii) If the Company's common stock is publicly traded, and if the shares of the Company's stock owned or in which the Employee has a beneficial interest, are restricted securities, then the Company shall, upon Employee's request, advise its transfer agent to rely on any legal opinion secured by the Employee, which states that any sale has complied with Rule 144 promulgated under the Securities Act of 1933.

          (e)  SpecialTermination.  In  the  event  that  (i)  the  Employee,
               -------------------
with or without change in title or formal corporate action, shall no longer exercise all of the duties and responsibilities and shall no longer possess substantially all the authority set forth in Section 3; (ii) the Company

                  (Company) _____ Page 8 of 21 (Employee)_____ materially breaches this Agreement or the performance of its duties and obligations hereunder; or (iii) any entity or person not now an employee, officer or director of the Company becomes either individually or as part of a group the beneficial owner of 30% or more of the Company's common stock, the Employee, by written notice to the Company, may elect to deem his employment hereunder to have been terminated by the Company without cause, in which event the Employee shall be entitled at the time of termination to compensation equal to an amount of three years salary under Section 4(a) above and benefits payable pursuant to Section 5 herein for such three year period.

     7.   NON-COMPETITION  AGREEMENT.
          ---------------------------

          (a)  Competition with the Company. Until termination of his employment
               ----------------------------
and  for  a  period  of  12  months  commencing  on the date of termination, the
Employee,  directly  or  indirectly or, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity (any of the foregoing defined as an "Affiliated Entity") shall not be employed by or otherwise provide services to an entity which competes with the Company or its affiliates, within any metropolitan area in the United States or elsewhere in which the Company or any of its subsidiaries, as applicable is then engaged in the offer and sale of competitive products or services. In addition, the Employee may not, directly or indirectly including through any Affiliated Entity, obtain employment with or perform services for any Customer, as defined, of the Company or any affiliate during the period commencing on the date of termination and continuing for 12 months thereafter; provided, however, the foregoing provisions shall not prevent the Employee from
 -------   --------
accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Company's business (the

                  (Company) _____ Page 9 of 21 (Employee)_____

"Prohibited Business") if the Employee's employment is totally unrelated to the Prohibited Business and if a Customer, the Customer does not terminate its agreements with the Company; provided, further the foregoing shall not prohibit
                              --------  -------
Employee from owning up to 5% of the securities of any publicly-traded enterprise provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise.

          (b)  Solicitation  of  Customers  and Employees. During the periods in
               ------------------------------------------
which the provisions of Section 7 shall be in effect, the Employee, directly or indirectly in association with or as or through any Affiliated Entity, shall not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Company, refer Prohibited Business from any Customer to any enterprise or business other than the Company, receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Company, solicit or attempt to induce any employee of the Company to become employed by, or engage in any business with, any Affiliated Entity or cause or permit any Affiliated Entity to hire, or engage in business with, any Customer of the Company. The hiring by an Affiliated Entity of, or the engaging by such Affiliated Entity of any business with, any employee of the Company shall create an irrebutable presumption that the Employee caused or permitted the hiring or the business relationship. For purposes of this Section 7(b), the term "Customer" means any person, firm, corporation, partnership, association or other entity to which the Company or any of its affiliates sold or provided goods or services during the 12 month period prior to the time at which any determination is required to be made as to whether any such person, firm, corporation, partnership, association

                  (Company) _____ Page 10 of 21 (Employee)_____ or other entity is a Customer.

          (c)  No Payment. The Employee acknowledges and agrees that no separate
               -----------
or additional payment will be required to be made to him in consideration of his undertakings in this Section.

     8.   NON-DISCLOSURE  OF  CONFIDENTIAL  INFORMATION.
          ----------------------------------------------

          (a)  Confidential  Information. Confidential Information includes, but
               --------------------------
is not limited to, trade secrets as defined by the common law and statute in Florida or any future Florida statute, processes, policies, procedures, techniques including recruiting techniques, designs, drawings, know-how, know-how, technical information, specifications, computer software and source code, information and data relating to the development, research, testing, costs, marketing and uses of the Services (as defined herein), the Company's budgets and strategic plans, and the identity and special needs of Customers, databases, data, all technology relating to the Company's businesses, systems, methods of operation, client or Customer lists, Customer information, solicitation leads, marketing and advertising materials, methods and manuals and forms, all of which pertain to the activities or operations of the Company, names, home addresses and all telephone numbers and e-mail addresses of the Company's employees, former employees, clients and former clients. In addition, Confidential Information also includes the identity of Customers and the identity of and telephone numbers, e-mail addresses and other addresses of employees or agents of Customers who are the persons with whom the Company's employees and agents communicate in the ordinary course of business. For purposes of this Agreement, the following will not constitute Confidential

                  (Company) _____ Page 11 of 21 (Employee)_____

Information (i) information which is or subsequently becomes generally available to the public through no act of the Employee, (ii) information set forth in the written records of the Employee prior to disclosure to the Employee by or on behalf of the Company which information is given to the Company in writing as of or prior to the date of this Agreement, and (iii) information which is lawfully obtained by the Employee in writing from a third party (excluding any affiliates of the Employee) who did not acquire such confidential information or trade secret, directly or indirectly, from the Employee or the Company. As used herein, the term "Services" shall include manufacturing or refurbishing optical equipment, setting up and/or designing labs for optical businesses, consulting with and for the optical industry and any other optical industry related activities engaged or planned, proposed or developed during the Term of the Employee's employment.

          (b)  Legitimate  Business  Interests. The Employee recognizes that the
               --------------------------------
Company has legitimate business interests to protect and as a consequence, the Employee agrees to the restrictions contained in this Agreement because they further the Company's legitimate business interests. These legitimate business interests include, but are not limited to (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets including all Confidential Information; (iii) substantial relationships with specific prospective or existing Customers or clients; (iv) customer or client goodwill associated with the Company's business; and (v) specialized training relating to the Company's technology, methods and procedures.

          (c) Confidentiality. For a period of three years following termination
              ----------------
                  (Company) _____ Page 12 of 21 (Employee)_____ of employment, or as otherwise required by client privilege, the Confidential Information shall be held by the Employee in the strictest confidence and shall not, without the prior written consent of the Company, be disclosed to any person other than in connection with the Employee's employment by the Company. The Employee further acknowledges that such Confidential Information as is acquired and used by the Company or its affiliates is a special, valuable and unique asset. The Employee shall exercise all due and diligence precautions to protect the integrity of the Company's Confidential Information and to keep it confidential whether it is in written form, on electronic media or oral. The Employee shall not copy any Confidential Information except to the extent necessary to his employment nor remove any Confidential Information or copies thereof from the Company's premises except to the extent necessary to his employment and then only with the authorization of an officer of the Company. All records, files, materials and other Confidential Information obtained by the Employee in the course of his employment with the Company are confidential and proprietary and shall remain the exclusive property of the Company or its customers, as the case may be. The Employee shall not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of an officer of the Company (excluding the Employee, if applicable).

          (d) References to the Company in this Section 8 shall include the Company's affiliates, subsidiaries and successors if any.

                  (Company) _____ Page 13 of 21 (Employee)_____

     9.   EQUITABLE  RELIEF.
          ------------------

          (a)  Injunction.  The  Company  and  the  Employee  recognize that the
               ----------
services to be rendered under this Agreement by the Employee are special, unique and of extraordinary character, and that in the event of the breach by the Employee of the terms and conditions of this Agreement or if the Employee, shall cease to be an employee of the Company for any reason and take any action in violation of Section 7 and/or Section 8, the Company shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 9(b) below, to enjoin the Employee from breaching the provisions of Section 7 or Section 8. In such action, the Company shall not be required to plead or prove irreparable harm or lack of an adequate remedy at law or post a bond or any security.

          (b)  Exclusive  Jurisdiction and Venue. Any action, suit or proceeding
               ---------------------------------
arising out of under or in connection with this Agreement whether, brought for equitable relief or money damages shall be brought in either state or federal court in Miami-Dade County, Florida and no other forum. The Employee and the Company irrevocably and unconditionally submit to the exclusive jurisdiction and venue of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Employee and the Company irrevocably waive any objection that they now have or hereafter irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Employee or the Company in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true

                  (Company) _____ Page 14 of 21 (Employee)_____ copy of which shall be conclusive evidence of the fact and the amount of any liability of the Employee or the Company therein described, or by appropriate proceedings under any applicable treaty or otherwise.

     10.  CONFLICTS  OF  INTEREST.  While  employed by the Company, the Employee
          ----------------------
shall  not,  directly or indirectly, unless approved in writing by the Chairman:

          (a) participate as an individual in any way in the benefits of transactions with any of the Company's suppliers or Customers, including, without limitation, having a financial interest in the Company's suppliers or Customers, or making loans to, or receiving loans, from, the Company's suppliers or Customers;

          (b) realize a personal gain or advantage from a transaction in which the Company has an interest or use information obtained in connection with the Employee's employment with the Company for the Employee's personal advantage or gain; or

          (c) accept any offer to serve as an officer, director, partner, consultant, manager with, or to be employed in a technical capacity by, any person or entity which does business with the Company.

          (d) As used in Section 10(a), (b) and (c), the Company also includes its affiliates, subsidiaries and successors, if any.

                  (Company) _____ Page 15 of 21 (Employee)_____

     11.  INVENTIONS,  IDEAS,  PROCESSES,  AND  DESIGNS.  All inventions, ideas,
          -------------------------------------------
processes, programs, software, and designs (including all improvements) (i) conceived or made by the Employee during the course of his employment with the Company (whether or not actually conceived during regular business hours) and for a period of six months subsequent to the termination or expiration of such employment with the Company and (ii) related to the business of the Company, shall be disclosed in writing promptly to the Company and shall be the sole and exclusive property of the Company. An invention, idea, process, program, software, or design including an improvement) shall be deemed related to the business of the Company if (a) it was made with the Company's equipment, supplies, facilities, or Confidential Information, (b) results from work performed by the Employee for the Company, or (c) pertains to the current business or demonstrably anticipated research or development work of the Company. The Employee shall cooperate with the Company and its attorneys in the preparation of patent and copyright applications for such developments and, upon request, shall promptly assign all such inventions, ideas, processes, and designs to the Company. The decision to file for patent or copyright protection or to maintain such development as a trade secret shall be in the sole discretion of the Company, and the Employee shall be bound by such decision. The Employee shall provide as a schedule to this Employment Agreement, a complete list of all inventions, ideas, processes, and designs, if any, patented or unpatented, copyrighted or non-copyrighted, including a brief description, which he made or conceived prior to his employment with the Company and which therefore are excluded from the scope of this Agreement.

     12.  INDEBTEDNESS.  If,  during  the  course  of  the Employee's employment
          -------------
under this Agreement, the Employee becomes indebted to the Company for any reason, the Company may, if it so elects, set off any sum due to the Company

                  (Company) _____ Page 16 of 21 (Employee)_____ from the Employee and collect any remaining balance from the Employee.


     13.  ASSIGNABILITY.  The  rights  and obligations of the Company under this
          -------------
Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company, provided that such successor or assign shall acquire all or substantially all of the securities (via merger or otherwise) or assets and business of the Company. The Employee's obligations hereunder may not be assigned or alienated and any attempt to do so by the Employee will be void.

     14.  SEVERABILITY.
          -------------

          (a) The Employee expressly agrees that the character, duration and geographical scope of the non-competition provisions set forth in this Agreement are reasonable in light of the circumstances as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Employee and the Company that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Company the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to

                  (Company) _____ Page 17 of 21 (Employee)_____ assure to the Company the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

          (b) If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

     15.  NOTICES  AND  ADDRESSES.  All  notices,  offers,  acceptance  and  any
          ------------------------
other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

to  the  Company:                       NexGen  Vision,  Inc.
                                        1535  Oak  Industrial  Lane
                                        Suite  F
                                        Cumming,  GA  30041
Attention: Gary T. Lafferty, President

with  a  copy  to:                      Michael  Harris,  Esq.
                                        Michael  Harris,  P.A.
                                        1645  Palm  Beach  Lakes  Blvd.
                                        Suite  550
                                        West  Palm  Beach,  FL  33401
                                        Facsimile:  (561)  478-1817

                  (Company) _____ Page 18 of 21 (Employee)_____
to the Employee:                        Mr.  Gary  T.  Lafferty
                                        3505  Summit  Trail
                                        Cumming,  GA  30041


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     16.  COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
          -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     17.  ATTORNEY'S  FEES.  In the event that there is any controversy or claim
          -----------------
arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, costs and expenses.

     18.  GOVERNING  LAW.  This  Agreement  and  any  dispute,  disagreement, or
          ---------------
issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

     19.  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire Agreement
          ------------------
between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this

                  (Company) _____ Page 19 of 21 (Employee)_____

Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

     20.  ADDITIONAL  DOCUMENTS.  The  parties  hereto  shall  execute  such
          ----------------------
additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

     21.  SECTION  AND  PARAGRAPH  HEADINGS.  The section and paragraph headings
          ---------------------------------
in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

                  (Company) _____ Page 20 of 21 (Employee)_____

     IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the date and year first above written.


                                      NexGen  Vision,  Inc.
------------------------

------------------------              By:
                                         -----------------------------
                                         Jan  Lafferty,  Secretary



                                      [CORPORATE  SEAL]



-------------------------             Employee


-------------------------             By:
                                         -----------------------------
                                         Gary  T.  Lafferty


                  (Company) _____ Page 21 of 21 (Employee)_____